United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

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Registrant’s telephone number, including area code: (804) 633-5031

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 3, 2016 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders: (i) elected each of the persons listed below under Proposal 1 to serve as a director of the Company in Class II for a term that will continue until the designated date (Proposal 1); (ii) elected the person listed below under Proposal 2 to serve as a director of the Company in Class I for a term that will continue until the designated date (Proposal 2); (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016 (Proposal 3); and (iv) approved, in an advisory (non-binding) vote, the compensation of the named executive officers disclosed in the Company’s 2016 Proxy Statement relating to the Annual Meeting (Proposal 4).

The Company’s independent inspectors of election reported the vote of the shareholders as follows:

Proposal 1: To elect five Class II directors to serve until the 2019 annual meeting of shareholders or the director’s mandatory retirement date as established by the Company’s Bylaws, whichever date is earlier:

Nominees:	Votes For	Votes Withheld	Broker Non-votes
L. Bradford Armstrong	29,684,741	281,607	6,321,006
Glen C. Combs	29,649,681	316,477	6,321,006
Daniel I. Hansen	29,515,873	450,474	6,321,006
Jan S. Hoover	29,625,811	340,537	6,321,006
W. Tayloe Murphy, Jr.	28,516,454	1,449,893	6,321,006

Proposal 2: To elect one Class I director to serve until the 2018 annual meeting of shareholders or the director’s mandatory retirement date as established by the Company’s Bylaws, whichever date is earlier:

Nominee:	Votes For	Votes Withheld	Broker Non-votes
Raymond L. Slaughter	29,645,704	318,394	6,321,006

Proposal 3: To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

Votes For	Votes Against	Abstain	Broker Non-votes
36,082,534	99,485	105,335	0

Proposal 4: To approve, in an advisory (non-binding) vote, the compensation of the named executive officers as disclosed in the Company’s 2016 Proxy Statement:

Votes For	Votes Against	Abstain	Broker Non-votes
28,852,119	737,524	376,704	6,321,006

The Company holds an annual (non-binding) advisory vote until the next required vote on the frequency of such votes.

Item 8.01 Other Events.

On May 3, 2016, the Company issued a press release announcing the declaration of a quarterly dividend payable on May 27, 2016 to shareholders of record as of May 13, 2016. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Union Bankshares Corporation press release dated May 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES CORPORATION

Date: May 4, 2016	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer